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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported) November 18, 2004




                              K&F INDUSTRIES, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                  33-29035                    34-1614845
-------------------------------      ------------             ------------------
(State or other jurisdiction of      (Commission             (I.R.S. Employer
 incorporation or organization)      File Number)            Identification No.)


      600 THIRD AVENUE, NEW YORK, NY                                  10016
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(Address of principal executive offices)                            (Zip code)


                                 (212) 297-0900
                   -------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                   -------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with the Acquisition (as defined below), on November 18, 2004, K&F Industries, Inc., a Delaware corporation ("we," "our," or the "Company"), we entered into employment agreements with certain executives, including: Messrs. Bernard L. Schwartz, Kenneth M. Schwartz, Dirkson R. Charles, Ronald H. Kisner and Frank P. Crampton. The agreement with Mr. B. Schwartz has a term of one year commencing on the date of the closing of the Acquisition and provides that he will serve as Chairman of the board of directors of K&F with an annual salary of $100,000. The agreement with Mr. K. Schwartz has an initial term of 48 months commencing on the date of the closing of the Acquisition, after which it will remain effective for successive one-year periods until we give or are provided by Mr. K. Schwartz with 90 days notice of termination. Each of the other employment agreements have an initial term of 36 months commencing on the date of the closing of the Acquisition, after which they will remain effective for successive one-year periods until we give or are provided by the executive with 90 days notice of termination. The employment agreements provide for base salaries which, upon consummation of the Acquisition, will be $558,000 for Mr.
K. Schwartz, $244,000 for Mr. Charles, $219,000 for Mr. Kisner, and $217,000 for Mr. Crampton. Beginning on January 1, 2005, these salaries are subject to annual increase at the discretion of the compensation committee of our board of directors. Mr. K. Schwartz' agreement also provides that he will be nominated for election to the board of directors of K&F at each stockholders meeting called to elect directors. If we terminate the employment of Messrs. K. Schwartz, Charles or Kisner during the respective initial terms of their employment for any reason, except for cause, or the executive resigns because we fail to perform a material term of the employment agreement (i) the executive shall be allowed to exercise all vested stock options held by him for a period of 12 months after the termination date and (ii) we will be required to (A) pay the executive a severance payment equal to (x) the executive's then-effective base salary for the greater of 18 months or the balance of his initial term and
(y) a prorated portion of any bonuses that are earned in the year of termination under any bonus plans in which the executive participates and (B) extend the executive's welfare benefits for the greater of 18 months or the balance of his initial term (or if the applicable welfare plans do not permit extended coverage, pay the executive the value of such extended welfare benefits). In addition, if Messrs. K. Schwartz or Kisner are terminated prior to age 62 other than for cause or by their own resignation (unless such resignation occurs because we fail to perform a material term of their employment agreement), either executive would be entitled to receive unreduced pension benefits as if he had remained employed by K&F through his 62nd birthday. If Mr. K. Schwartz is terminated by us without cause or if he resigns because we fail to perform a material term of his employment agreement, in each case, within 24 months of a change of control of K&F (other than pursuant to the Acquisition), then (i) he shall be allowed to exercise all vested stock options held by him for a period of 12 months after the termination date and (ii) we will be required to (A) pay him a severance payment equal to (x) his then-effective base salary for 36 months and (y) three times the most recent annual bonus earned by him and (B) extend his welfare benefits for the greater of 18 months or the balance of his initial term (or if the applicable welfare plans do not permit extended coverage, pay him the value of such extended welfare benefits). If we terminate Mr. Crampton during the initial 36 month term of his employment for any reason, except for cause, or he resigns because we fail to perform a material term of the employment agreement (i) he shall be allowed to exercise all vested stock options held by him for a period of 12 months after


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the termination date and (ii) we will be required to (A) pay him a severance payment equal to (x) his then-effective base salary for the greater of 12 months or the balance of his initial term and (y) a prorated portion of his performance bonus and deferred bonus earned in the year of termination and (B) extend his welfare benefits for 12 months (or if the applicable welfare plans do not permit extended coverage, pay him the value of such extended welfare benefits). Each executive officer, other than Mr. B. Schwartz, is also eligible for full accelerated vesting of stock options held by him upon a change of control of K&F (other than pursuant to the Acquisition). Each of the employment agreements contain a non-competition provision that prevents the executive officer from working for or investing in our competitors and a non-solicit provision that prevents the executive officers from soliciting our employees, in each case for at least one year after termination of employment, and a perpetual nondisclosure provision. Each executive officer, other than Mr. B. Schwartz, is also eligible to receive a performance bonus for each bonus period based on a stated percentage of the officer's base pay if certain financial targets are achieved. A further discretionary deferred bonus may be payable to each executive officer, other than Messrs. B. Schwartz and K. Schwartz, each year if certain other financial targets are achieved. The deferred bonuses are payable over a three-year period. Mr. K. Schwartz is eligible to receive a further discretionary annual bonus if certain other financial targets are achieved. Mr.
B. Schwartz is eligible for the performance-based bonus for which he was eligible in 2004.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Effective November 18, 2004, an affiliate of Aurora Capital Group, a Los Angeles-based private investment firm, acquired (the "Acquisition") the Company, pursuant to a Stock Purchase Agreement, dated October 15, 2004 (the "Agreement") by and among K&F Parent, Inc. (formerly AAKF Acquisition, Inc.), a Delaware corporation ("K&F Parent"). K&F Parent was the indirect parent company of K&F Acquisition, Inc., a Delaware corporation ("K&F Acquisition"). The rights and obligations of K&F Parent under the Agreement were assigned to K&F Acquisition prior to the completion of the Acquisition. Following the completion of the Acquisition, K&F Acquisition was merged with and into the Company, with the Company remaining as the surviving corporation (the "Merger").

K&F Acquisition completed the offering of $315,000,000 aggregate principal amount of 7-3/4% Senior Subordinated Notes due 2014 (the "Notes") on November 18, 2004, concurrent with the closing of the Acquisition. The Notes were offered in a private placement to eligible purchasers pursuant to Regulation D, Rule 144A and Regulation S under the Securities Act of 1933. The Indenture relating to the Notes was previously filed as Exhibit 4.1 to the Company's Form 8-K on November 23, 2004, and is incorporated herein by reference.

Also, on November 18, 2004, the $530,000,000 credit facility (the "New Credit Facility") among K&F Acquisition, Lehman Commercial Paper, Inc. and certain other financial institutions became effective. The New Credit Facility replaces K&F Industries prior credit facility. The New Credit Facility was previously filed as Exhibit 10.1 to the Company's Form 8-K filed on November 23, 2004, and is incorporated herein by reference.


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Following the Merger, the Company is a party to and bears responsibility for the obligations under the Notes and the New Credit Facility.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Departure and Election of Directors.

On November 18, 2004, concurrent with the consummation of the Acquisition, the following directors resigned from the Company's board of directors: David J. Brand, Herbert R. Brinberg, Robert B. Hodes, Ronald H. Kisner, John R. Paddock,
A. Robert Towbin, and Alan H. Washkowitz. Immediately following such resignations, the following persons were appointed new directors of the Company:
Kenneth M. Schwartz, Lawrence A. Bossidy, Gerald L. Parsky and John T. Mapes.

The Company's new board of directors will establish an executive committee, consisting of Messrs. Bossidy, B. Schwartz and Parsky. Mr. Bossidy shall act as the chairman of the executive committee. The executive committee will be authorized to exercise, during the intervals between regular Board meetings and except as specifically reserved for action by the full Board, all of the powers and authority of the Board in the management of the Company's business and affairs.

In connection with the Acquisition, the Company entered into a management services agreement with Aurora Management Partners LLC, an affiliate of Aurora Capital Group, for management and financial advisory services to be provided to the Company and its subsidiaries. Mr. Parsky is the Chairman and a partner of Aurora Capital Group and Mr. Mapes is a partner of Aurora Capital Group. Pursuant to this agreement, subject to certain conditions, the Company will pay an annual management fee to Aurora Management Partners of $1.0 million and will reimburse its out-of-pocket expenses. If the Company consummates any significant acquisition or disposition, Aurora Management Partners will be entitled to receive a fee from us for investment banking services in connection with the transaction. The fee is equal to up to 2% of the transaction consideration (including debt assumed and current assets retained). Aurora Management Partners also received a one-time transaction fee of $11.35 million upon consummation of the Acquisition.

K&F Parent has agreed, in the Agreement, that after the consummation of the Acquisition, it and the Company will indemnify all current and former directors, officers, employees and agents of the Company and its subsidiaries and will, subject to certain limitations, maintain for six years a directors' and officers' insurance and indemnification policy containing terms and conditions that are no less advantageous than the policy in effect as of the date of the Agreement.

Appointment of Principal Officer.

On November 18, 2004, concurrent with the consummation of the Acquisition, Kenneth M. Schwartz, 53 years old, was appointed the Company's Chief Executive Officer, replacing Bernard L. Schwartz. Mr. K. Schwartz has been the Company's President and Chief Operating Officer since March 2000. Mr. K. Schwartz was the Company's Executive Vice President from


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January 1996 to March 2000. From June 1989 to January 1996, Mr. K. Schwartz held the positions of Chief Financial Officer, Treasurer and Secretary. Previously he was the Corporate Director of Internal Audit for Loral Corporation and prior to that held various positions with the accounting firm of Deloitte & Touche LLP. Mr. K. Schwartz is the nephew of Bernard L. Schwartz, the Chairman of the Company's board of directors, and the cousin of Ronald H. Kisner's wife. Mr. Kisner is the Company's Executive Vice President, Secretary and General Counsel.

See Item 1.01 for a description of the employment agreement entered into between the Company and Mr. K. Schwartz.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT NUMBER    DESCRIPTION OF EXHIBIT
--------------    ----------------------
     4.1          Indenture, dated as of November 18, 2004 between K&F
                  Acquisition, Inc., and U.S. Bank National Association
                  (previously filed as Exhibit 4.1 to the Company's Form 8-K filed on November 23, 2004).

    10.1          Credit Agreement, dated as of November 18, 2004, among K&F
                  Intermediate Holdco, Inc., a Delaware corporation, K&F
                  Acquisition, Inc., a Delaware corporation as Borrower, the several banks and other financial institutions or entities from time to time parties to this Agreement as the Lenders, Lehman Brothers Inc. and J.P. Morgan Securities Inc., as
                  Advisors, J.P. Morgan Securities Inc., as Syndication Agent,
                  Goldman Sachs Credit Partners L.P. and Citigroup Global
                  Markets Inc., as Co-Documentation Agents and Lehman Commercial
                  Paper Inc., as Administrative Agent (previously filed as
                  Exhibit 10.1 to the Company's Form 8-K filed on November 23,
                  2004).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        K&F INDUSTRIES, INC.

Date:  November 23, 2004                By: /s/ Ronald H. Kisner
                                            --------------------
                                            Executive Vice President


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                                  EXHIBIT INDEX


EXHIBIT     DESCRIPTION
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

   4.1      Indenture, dated as of November 18, 2004 between K&F Acquisition,
            Inc., and U.S. Bank National Association (previously filed as
            Exhibit 4.1 to the Company's Form 8-K filed on November 23, 2004).


   10.1     Credit Agreement, dated as of November 18, 2004, among K&F
            Intermediate Holdco, Inc., a Delaware corporation, K&F Acquisition,
            Inc., a Delaware corporation as Borrower, the several banks and other financial institutions or entities from time to time parties to this Agreement as the Lenders, Lehman Brothers Inc. and J.P.
            Morgan Securities Inc., as Advisors, J.P. Morgan Securities Inc., as
            Syndication Agent, Goldman Sachs Credit Partners L.P. and Citigroup
            Global Markets Inc., as Co-Documentation Agents and Lehman
            Commercial Paper Inc., as Administrative Agent (previously filed as
            Exhibit 10.1 to the Company's Form 8-K filed on November 23, 2004).

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